Annual Report

For year ended July 31, 2017

Series Two

A Diversified Mutual Fund of American Growth Fund, Inc.

Series Two – Page 1

Dear Shareholders:

I am pleased to deliver to you the American Growth Fund Series Two Annual Report for the year ending July
31, 2017.
As you know, on July 29, 2016 your American Growth Fund, Inc. Series Two switched its Investment
Strategy to focus on the budding cannabis business. Thus the historical financial information and numbers, such as performance and expenses, that by regulation we are required to provide may not give investors a current, relevant picture of Series Two financial data. Last year. Factbook publisher Cannabusiness Media estimated 2017 Medical
Marijuana sales to be between $2.5 and $3.2 billion1 (yes with a “B”). 2018 Medical Marijuana sales are estimated to be between $2.9 and $3.8 billion.1 Medical marijuana sales also are expected to buoy the business, fueled in part by the expected launch of MMJ markets in Maryland and Hawaii. At the same time, fledging medical marijuana programs in states such as Illinois, Nevada and New York could post impressive growth this year.1

Investment Strategy
The Fund searches for companies/investments with growth potential that could show faster growth than markets indexes. We also look for securities that are considered undervalued or out of favor with investors or are expected to increase in price over time. We use a consistent approach to build the Fund’s security portfolio which is made up primarily of common stocks involved, in at least some way, in the legal cannabis business. Examples of companies associated with the legal cannabis business could include legally registered publicly traded companies in fields such as agriculture, pharmaceutical, hydroponic or tobacco companies or REITs. These securities may be issued by large companies and also small and mid-sized companies, Micro Cap companiesand REITs. The legal cannabis business does not need to be the sole focus point of a company for Series Two to invest in it nor does it need to account for a majority of its overall revenues. For example, Series Two may invest in Company XYZ, a pharmaceutical company developing uses for medical cannabis even if the revenues produced as a result of the sales of medical cannabis is responsible for less than 5% of XYZ’s overall revenue.

Performance Overview
Shortly after fiscal year-end 2016, the investment focus of Series Two was changed to focus on cannabis related, growth-oriented opportunities domiciled in both the United States and in foreign markets. Of the top ten stocks that were held in the Series Two portfolio, most of them contributed to the growth of the Fund.
Looking at Series Two’s portfolio, Drug Manufacturing makes up the largest sector of your Series Two portfolio at 23.06% and contains the portfolio’s largest investment, GW Pharmaceuticals at $58,125. GW
Pharmaceuticals engaged in the research, development and commercialization of cannabinoid prescription medicines using botanical extracts derived from the Cannabis Sativa plant. When examining the rest of the portfolio, the largest market value gain was Scotts Miracle-Gro Co which rose 19.89% (a total portfolio gain of 0.59%). GW
Pharmaceuticals followed with a market value gain of 16.94%, (a total portfolio gain of 0.50%). Vesta Wind Systems had the third highest market value gain at 35.29%, (a total portfolio gain of a 0.48%).
Unfortunately, not all investments performed as well. Grow Condos, Inc. (Real Estate Services Sector)
market value fell 53.16%, or -1.03% of the total portfolio. American Cannabis Co (Farm and Construction Equipment
Sector) market value fell 39.62%, or -0.55% of the total portfolio. Two Rivers Water and Farm (Consumer Packaging
Goods Sector) fell 35.45%, or -0.49% of the total portfolio.
Agriculture, Industrial Products and Medical Diagnostics all boosted Series Two’s portfolio Market Value while Real Estate Services, Business Services and Farm and Construction Equipment worked against Series Two’s portfolio Market Return.
Overall, your American Growth Fund Series Two Class E Shares delivered you a -23.79% return (this number includes a sales load of 5.75% as well as Fund expenses and change in Market Value) since July 31, 2016 through close of business on July 31, 2017. The Dow Jones Industrial Average posted a gain of 21.81% since July
31, 2016 through close of business on July 31, 2017 while the S&P 500 posted a gain of 16.04% since July 31, 2016 through close of business on July 31, 2017.
Additional data, including long-term performance data, can be found on page 21 of this report. Past performance is no guarantee of future results.

Manager’s Discussion
Society’s acceptance of marijuana continues to grow. Eight states, as well as the District of Columbia, allow recreational use of marijuana, while 30 states have legalized it in some form for medicinal purposes.2 Fourteen states, and 40 cities, have decriminalized the drug. 2 A new CBS poll found the highest percentage of Americans ever favored making marijuana legal, with 61 percent of voters saying [marijuana] should be legal for adults and another 88 percent backing making medical marijuana legal across the U.S.3

Series Two – Page 2

When did the Cannabis business begin? We know as far back as 500bc, Cannabis has been found in ancient burials in China & Siberia. Since then:
• 1830 Sir William Brooke O’Shaughnessy found that cannabis extracts could help lessen stomach pain and vomiting in people suffering from cholera.
• Late 1800’s Cannabis extracts were sold in pharmacies and doctors’ offices throughout Europe and the United States for medical purposes
• Early 1900’s 1906 - Pure Food and Drug Act passed which required labeling of any cannabis contained in over-the counter remedies. Recreational Marijuana grew in the United States due to the influx of Mexican immigrant.
• By 1931 29 States had outlawed marijuana due to concerns that marijuana was linked with violence, crime, and other socially deviant behaviors.
• 1937 Marijuana Tax Act which effectively criminalized marijuana, restricting interest in the drug by individuals who paid an excise tax for certain authorized medical and industrial uses.
• October 27, 1970 Controlled Substances Act of 1970 signed into law by President Richard Nixon which regulated and classified certain substances. Marijuana was placed as a Schedule I drug in the initial statute making it illegal.
• March 22, 1972 National Commission on Marijuana and Drug Abuse gave its report to Congress.
The report titled “Marijuana, A Signal of Misunderstanding” which favored declassifying marijuana as a Schedule I drug and finding other ways to discourage its use. The Nixon Administration did not implement the recommendations.
• 1985 The U.S. Food and Drug Administration approved the active ingredient Dronabinol, a synthetic form of THC, to be prescribed in pill form.
• 1996 California passed the Compassionate Use Act of 1996.

To give you an idea of the impact the cannabis business is having, legal cannabis sales in the U.S. totaled
$3.40 billion. Compare that to other well know companies:

Series Two – Page 3

As the following chart shows, the past six months have been trying in the cannabis business. It is our opinion that The Trump/Sessions Effect has muted some of the business and made investors nervous as to where the cannabis business may go. We do not expect it to stay suppressed as public support continues to grow and cannabis companies continue to advance as they learn how to do business in the new administration. It is estimated the cannabis business may grow to 24 to 44 Billion dollars by 2020.

Series Two – Page 4

The Marijuana Index, United States Marijuana Index 12 month chart beginning September 21 2016 and ending September 21,
2017.

Your investment committee continues to look for desirable companies to invest in, including those that are overseas. GW Pharmaceuticals is a British biopharmaceutical company known for its multiple sclerosis treatment product nabiximols. GW Pharmaceuticals’ Sativex is the first natural cannabis plant derivative to gain market approval in any country. We have also invested your money into several larger mainstream companies that are partly involved in the cannabis business, such as Microsoft and Miracle-Gro, that aid in defensively hedging the Fund against loss.

As we look at how the cannabis business is preforming, we are cautiously optimistic and will continue to look for growth opportunities for our shareholders. It is our hope that we will see growth in the legal cannabis business in the upcoming months.

My staff and I are always available to discuss your account or answer any questions you might have. Please call our toll free number, 800 525-2406 or, within Colorado, 303-626-0600.

American Growth Fund wishes you A Good Future!

Sincerely,

Timothy Taggart
President
American Growth Fund, Inc.

1. Marijuana Business Factbook 2017
2. https://www.celebstoner.com/news/marijuana-news/2013/08/23/marijuana-laws-nationwide/
3. http://www.newsweek.com/marijuana-legalization-legal-states-poll-pot-588105
4. http://bea.gov/newsreleases/national/gdp/gdpnewsrelease.htm
5. http://data.bls.gov/timeseries/LNS14000000

Series Two – Page 5

How American Growth Fund, Inc. Series Two Has Its Shareholders' Money Invested

STATEMENT OF INVESTMENTS
July 31, 2017

			Market
Description of Security		Shares	Value

COMMON STOCK

Drug Manufacturers 23.06%
GW Pharmaceuticals Plc*		520	$58,125
(Engaged in the research, development and commercialization of cannabinoid prescription medicines using botanical extracts derived from the Cannabis Sativa plant.)
Merck & Company Inc.		420	26,830
(A health care company that delivers health solutions through its prescription medicines, vaccines, biologic therapies, and animal health.)
Zynerba Pharmaceuticals Inc.*		1,490	21,009
(A specialty pharmaceutical company focused on developing and commercializing proprietary next-generation synthetic cannabinoid therapeutics formulated for transdermal delivery.)
AbbVie Inc.		270	18,876
(A research-based biopharmaceutical company. It engaged in the discovery, development, manufacture and sale of a broad line of pharmaceutical products for treating chronic autoimmune diseases virology and neurological disorders.)
Valeant Pharmaceuticals International*		315	5,185
(A specialty pharmaceutical and medical device company that develops, manufactures, and markets a range of generic and branded generic pharmaceuticals, over-the-counter products and medical devices.)
Medical Marijuana Inc.*		30,000	3,360
(Engaged in the development, sale and distribution of hemp oil that contains naturally occurring cannabinoids, including cannabidiol, and other products containing CBD-rich hemp oil.)
CV Sciences Inc.*		9,730	2,530
(A Life Science company which operates two business segments specialty pharmaceuticals and consumer products.)
			135,915

Biotechnologies	13.31%
Cara Therapeutics Inc.*		2,005	28,150
(Develops technologies and processes to convert the cannabis plant into medicines, therapies and treatments for ailments.)
INSYS Therapeutics, Inc.*		2,225	25,499
(Is a commercial-stage specialty pharmaceutical company that develops and commercializes supportive care products including Subsys and Dronabinol SG
Capsule.)
Corbus Pharmaceuticals*		2,730	16,244
(Is a clinical stage biopharmaceutical company focused on the development and commercialization of novel therapeutics to treat rare, life-threating inflammatory-
fibrotic diseases.)
Nemus Bioscience Inc.*		18,515	4,721
(Is a biopharmaceutical company engaged in the discovery, development, and the commercialization of cannabis-based therapeutics.)
GrowBLOX Sciences Inc.*		14,910	3,802
(A clinical-stage biopharmaceutical company focused on developing and commercializing new chemical entities designed to alleviate pain and purities by selectively targeting kappa opioid receptors.)
			78,416

*Non-income producing security
See accompanying notes to financial statements.

Series Two – Page 6

How American Growth Fund, Inc. Series Two Has Its Shareholders' Money Invested

STATEMENT OF INVESTMENTS
July 31, 2017

			Market
Description of Security		Shares	Value

COMMON STOCK (continued)

Agriculture 10.26%
Scotts Miracle-Gro Company		630	$60,474
(Engaged in the manufacturing, marketing and selling of dry, granular slow-release lawn fertilizers, combination lawn fertilizer and control products, and continuous release garden and indoor plant foods.)

Application Software 6.76%
Microsoft Corporation		450	32,715
(Engaged in designing, manufacturing, selling devices, and online advertising. Its products include operating systems for computing devices, servers, phones and other devices.)
MassRoots Inc.*		13,200	7,119
(A network for the cannabis community. Through its mobile applications, systems and websites, the Company enables people to share their cannabis-related content and for businesses to connect with those consumers.)
			39,834

Medical Devices 6.67%
Abbott Laboratories		710	34,918
(Discovers, Develops, Manufactures and sells health care products. Its products include branded generic pharmaceuticals manufactured internationally, marketed and sold outside the United States.)
Cannabix Technologies Inc*		9,100	4,405
(Is a technology company engaged in developing Cannabix marijuana breathalyzer.)
			39,323

Industrial Products	5.27%
Vestas Wind Systems A/S ADR		955	31,033
(A Danish power company. The Company produces and maintains wind energy systems.)

Personal Services 4.38%
Cannabis Sativa Inc.*		6,100	25,803
(Engaged in research, development, and licensing of specialized natural cannabis products, including cannabis formulas, edibles, topicals, strains, recipes and delivery systems.)

Real Estate Services 2.79%
Innovative Industrial Properties, Inc.*		760	13,870
(Is engaged in the acquisitions, ownership, and management of specialized industrial properties leased to state-licensed operators for their regulated medical-
use cannabis facilities.)
Grow Condos Inc.*		12,845	2,569
(A real estate purchaser, developer and manager of specific use industrial properties providing Condo style facilities to support Cannabis Farmers.)
			16,439

Series Two – Page 7

*Non-income producing security
See accompanying notes to financial statements

How American Growth Fund, Inc. Series Two Has Its Shareholders' Money Invested

STATEMENT OF INVESTMENTS
July 31, 2017

		Market
Description of Security	Shares	Value

COMMON STOCK (continued)

Computer Hardware 2.76%
Solis Tek, Inc.*	12,240	$16,279
(Researches, designs, develops and manufactures advanced, energy efficient indoor horticulture lighting and ancillary equipment.)

Business Services 2.46%
CannaGrow Holdings Inc.*	7,110	7,536
(A lessor, liaison, and consultant to licensed growers providing growing facilities for medical and recreational cannabis industry in the State of Colorado.)
Americann, Inc.*	2,475	4,084
(Develops and supports medical cannabis cultivation and processing facilities.)
Signal Bay, Inc.*	104,060	1,863
(Signal Bay, Inc. and its subsidiaries provides advisory, management and analytical testing services to the emerging legalized cannabis industry.)
Medicine Man Technologies Inc.*	730	1,007
(A cannabis consulting company. The Company provides consulting services for cannabis growing technologies and methodologies, as well as retail operations of cannabis products.)
		14,490

Medical Diagnostics & Research 2.32%
Cannabis Sciences Inc.*	303,300	13,709
(Engaged in the creation of cannabis-based medicines, both with and without psychoactive properties, to treat disease and the symptoms of disease, as well as for general health maintenance.)

Farm and Construction Equipment	1.74%
Terra Tech Corp*	23,825	5,861
(Engages in the design, marketing and sale of hydroponic equipment with proprietary technology to create sustainable solutions for the cultivation of indoor agriculture.)
Surna, Inc.*	32,590	4,396
(Designs, manufactures, and distributes systems for controlled environmental agriculture.)
		10,257

Packaging and Containers 1.66%
Kush Bottles Inc.*	4,710	9,797
(Engaged in the wholesale distribution of packaging supplies for the cannabis industry. Its brands include Futurola, Philips RX, Boveda, and Nectar Collector.)

Tobacco 1.39%
MCIG Inc.*	29,210	8,179
(Is a diversified holdings company focused on technology and consulting, cultivation, biotech, vaporizers, dispensary supplies, and payment processing business.)

*Non-income producing security
See accompanying notes to financial statements.

Series Two – Page 8

How American Growth Fund, Inc. Series Two Has Its Shareholders' Money Invested

STATEMENT OF INVESTMENTS
July 31, 2017

			Market
Description of Security	Shares		Value

COMMON STOCK (continued)

Retail – Apparel & Specialty 1.28%
AeroGrow International	2,720		$7,534
(Engaged in developing, marketing, and distribution indoor aeroponic garden systems designed and priced to appeal to the consumer gardening, cooking and small indoor appliance markets.)

Conglomerates 0.96%
Axim Biotechnologies, Inc *	710		5,680
(Is a biotechnology company in a development stage. They are beginning Phase II
Trails for a cannabidoil chewing gum for Irritable Bowel Syndrome.)

Consulting & Outsourcing 0.42%
Blue Line Protection Group Inc.*	141,000		2,467
(Engaged in providing armed protection, asset management, logistics, and compliance services for business engaged in the legal cannabis industry.)

Metals and Mining 0.13%
Zoned Properties Inc.*	830		747
(A Real Estate development company. It is engaged in identifying, developing and leasing properties in emerging industries including the licensed marijuana industry.)

Total Common Stocks (cost $530,993) – 87.62%			516,376

Total Investments, at Market Value (cost $530,933)	87.62%		516,376
Other Assets, Less Liabilities	12.38%		72,927
Net Assets	100.00	% $	589,303

*Non-income producing security
See accompanying notes to financial statements.

Series Two – Page 9

Financial Statements
AMERICAN GROWTH FUND, INC. SERIES TWO
STATEMENT OF ASSETS AND LIABILITIES, July 31, 2017

ASSETS:
Investments, at market value (cost $530,933)	$516,376
Cash	105,266
Receivables:
Shares of beneficial interest sold	38
Dividends and interest	362
Legal receivable	779
Prepaid ICI Expense	847
Total assets	623,668
LIABILITIES:
Shares of beneficial interest redeemed	0
Securities purchased payable	29,171
12b-1 fees	285
Management fee	491
Expenses payable	4,418
Total liabilities	34,365
NET ASSETS	$589,303
COMPOSITION OF NET ASSETS:
Paid-in capital	$653,728
Accumulated net realized loss from investment transactions	(49,868)
Net unrealized appreciation of investments	(14,557)
Net assets	$589,303
NET ASSET VALUE PER SHARE:
Class E Shares:
Net asset value and redemption price per share (based on net assets of	$4.04
$589,303 and 145,958 shares of beneficial interest outstanding)
Maximum offering price per share (net asset value plus sales charge of 5.75% of	$4.29
offering price)

See accompanying notes to financial statements

Series Two – Page 10

Financial Statements
AMERICAN GROWTH FUND, INC. SERIES TWO
STATEMENT OF OPERATIONS FOR THE YEAR ENDED JULY 31, 2017

INVESTMENT INCOME:
Dividends (Net of ($133) foreign withholding tax)	$6,838
Interest	20
Total investment income	6,858

EXPENSES:
Investment advisory fees (Note 4)	6,217
Administration expenses (Note 4)	11,932
Transfer agent, shareholder servicing and data processing fees (Note 4)	1,095
Accounting fees (Note 4)	8,000
Rent expense (Note 4)	4,300
Custodian fees	6,356
Professional fees	24,244
Registration and filing fees (Note 1):	19,799
Shareholder reports	1,672
Distribution and service fees (Note 4):
Class E	1,715
Class F	497
Directors fees (Note 4)	2,267
Insurance and bond expense	520
Other expenses	4,014
Total expenses	92,628
Net investment loss	(85,770)

REALIZED AND UNREALIZED GAIN OR LOSS ON INVESTMENTS:
Net realized gain on investments	787,166
Net change in unrealized appreciation on investments	(868,451)
Net loss on investments	(81,285)
Net decrease in net assets resulting from operations	$(167,055)

See accompanying notes to financial statements

Series Two – Page 11

Financial Statements
AMERICAN GROWTH FUND, INC. SERIES TWO
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	July 31, 2017	July 31, 2016
INCREASE (DECREASE) IN NET ASSETS FROM
OPERATIONS:
Net investment loss	$(85,770)	$(132,389)
Net realized gain (loss) on investments	787,166	119,188
Net change in unrealized appreciation/depreciation on investments.	(868,451)	(188,290)
Net increase (decrease) in net assets resulting from operations	(167,055)	(201,491)

BENEFICIAL INTEREST TRANSACTIONS:
Net increase (decrease) in net assets resulting from beneficial interest transactions (Note 2):
Class E	172,633	(118,022)
Class F1	(235,169)	(109,599)
Net change in net assets derived from beneficial interest
transactions	(62,536)	(227,621)
Distribution to shareholders from long term capital gains:
Class E	(628,969)	-
Class F	(278,537)	-
Distribution to shareholders form return of capital:
Class E	(14,430)	-
Class F	(6,390)	-
Net change from distribution to shareholders:	(928,326)	-
Total increase (decrease)	(1,157,917)	(429,112)
Net Assets - Beginning of year	1,747,220	2,176,332
Net Assets - End of year1	$589,303	$1,747,220
[1] Includes net investment loss	(45,514)	-

     1As of October 2016, all Class F shareholders were redeemed or transferred to other share classes. As of July 31, 2017 Class F shares remained open with no outstanding shares.

.

See accompanying notes to financial statements

Series Two – Page 12

Financial Highlights
AMERICAN GROWTH FUND, INC. SERIES TWO

	Class E

	Year Ended
	July 31,

	2017		2016		2015		2014		2013
Per Share Operating Data:
Net Asset Value,
Beginning of Period	11.15		$12.28		$11.28		$10.14		$8.78
Income gain (loss) from investment operations:
Net investment loss	(0.64	)3	(0.78	)3	(0.62	)3	(0.50	)3	(0.37	)3
Net realized and unrealized gain (loss)	(0.61)		(0.35)		1.62		1.64		1.73
Total income gain (loss) from investment
operations	(1.25)		(1.13)		1.00		1.14		1.36
Distributions:
Long-term capital gains distributions	(5.73)		0.00		0.00		0.00		0.00
Return of capital distributions	(0.13)
Total distributions	(5.86)
Net Asset Value, End of Period	4.04		$11.15		$12.28		$11.28		$10.14
Total Return at Net Asset Value1	(23.8)%		(9.2)%		8.9%		11.2%		15.5%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	589		1,225		1,476		1,584		1,721
Ratio to average net assets:
Net investment loss	(13.37)%		(7.00)%		(5.24)%		(4.58)%		(3.92)%
Expenses	14.53%		8.94%		6.87%		6.16%		6.04%
Portfolio Turnover Rate2	151%		0%		0%		4%		25%

.

1. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period with all dividends and distributions reinvested in additional shares on the reinvestment date and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in total returns.

2. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (other than short-term securities) from the year ended July 31, 2017, aggregated $809,766 and $1,912,882, respectively.

3. Per share amounts have been calculated using the Average Shares Method.

See accompanying notes to financial statements

Series Two – Page 13

1. Summary of Significant Accounting Policies
American Growth Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund follows the investment company accounting and reporting guidance of the
Financial Accounting Standards Board Accounting Standards Codification Topic 946 “Financial Services – Investment Companies.”
The Fund's primary investment objective is to seek capital appreciation. The Fund's investment advisor is Investment Research
Corporation (IRC). The Fund offers Class E and Class F shares. Class E has a maximum sales charge (load) imposed on purchases (as a percentage of offering price) of 5.75%. Purchases of Class E shares in amounts of $1,000,000 or more which are not subject to an initial sales charge generally will be subject to a contingent deferred sales charge of 1.0% of amounts redeemed within the first year of purchase. Class F has a maximum deferred sales charge as a percentage of original purchase price or redemption proceeds, whichever is lower, of 1% for the first year. As of July 31, 2017, there were no shares of Class F outstanding.
All classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own distribution and/or service plan and expenses directly attributable to that class and exclusive voting rights with respect to matters affecting that class.
Reclassifications - Accounting principles generally accepted in the United States of America require that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended July 31, 2017, the Fund decreased net investment loss by $85,770, and decreased paid-in capital by
$85,770.
Investment Valuation – Investment securities traded on the New York Stock Exchange or other stock exchange approved for this purpose by the board of directors will be valued on the basis of the closing sale thereof on such stock exchange, or, if such sale is lacking, at the mean between closing bid and asked prices on such day. If no bid and asked prices are quoted for such day or information as to New York or other approved exchange transactions is not readily available, the security will be valued by reference to recognized composite quotations or such other method as the board of directors in good faith deems will reflect its fair market value. Securities not traded on any stock exchange but for which market quotations are readily available are valued on the basis of the mean of the last bid and asked prices. Short-term securities are valued at the mean between the closing bid and asked prices or by such other method as the board of directors determines to reflect their fair market value. The board of directors in good faith determines the manner of ascertaining the fair market value of other securities and assets.
Allocation of Income, Expenses, Gains and Losses - Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class.
Operating expenses directly attributable to a specific class are charged against the operations of that class.
Federal Income Taxes - No provision for federal income or excise taxes has been made because the Fund intends to comply with the provisions of subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders.
The Fund recognizes the tax benefits of uncertain tax positions only where the position is "more likely than not" to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on the open tax year 2014-2016 and expected to be taken in the Fund's 2017 tax returns. The Fund identifies its major tax jurisdictions as U.S. Federal, Colorado State and foreign jurisdictions where the Fund makes significant investments; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.
Classification of Distributions to Shareholders - The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.
Security Transactions and Related Investment Income - Investment transactions are accounted for on the date the investments are purchased or sold (trade date). Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions and unrealized appreciation and depreciation of investments are reported on an identified cost basis which is the same basis used for federal income tax purposes.
Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United
States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
Securities Valuations – As described in note 1, the Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:
Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
Level 2 – Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.
Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, represent the
Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.
The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.
The inputs used to measure fair value fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Series Two – Page 14

The following is a summary of the inputs used, as of July 31, 2017, in valuing the Fund’s assets carried at fair value:

Equity	Level 1	Level 2	Level 3	Total
Common Stock	$516,376	0	0	$516,376

The industry classifications of Level 1 investments are included in the Statement of Investments.
There were no transfers in to or out of Level 1 or Level 2 for the year ended January 31, 2017. Transfers are recognized at the end of the reporting period.

2. Shares of Beneficial Interest
The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

		For the year ended		For the year ended
		July 31, 2017		July 31, 2016
	Shares	Amount	Shares	Amount
Class E:
Sold	93,925	$466,644	192	$2,148
Dividends and distributions
reinvested	114,660	608,845	-	-
Redeemed	(172,459)	(902,856)	(10,515)	(120,170)
Net decrease	36,126	$172,633	(10,323)	$(118,022)
Class F:
Sold	-	$-	27	$300
Dividends and distributions
reinvested	42,888	210,151	-	-
Redeemed	(91,527)	(445,320)	(10,172)	(109,899)
Net (decrease) increase	(48,639)	$(235,169)	(10,145)	$(109,599)

3. Realized and Unrealized Gains and Losses on Investments
The identified tax cost basis of investments at July 31, 2017 was $530,933. Net unrealized depreciation on investments of $14,557, based on identified tax cost as of July 31, 2017, was comprised of gross appreciation of $50,130 and gross depreciation of $64,687.

4. Underwriting, Investment Advisory Contracts, Service Fees and Other Related Parties
Under the investment advisory contract with IRC, the advisor receives annual compensation for investment advice, computed and paid monthly, equal to 1% of the first $30 million of the Fund's average annual net assets and 0.75% such assets in excess of $30 million. The Fund pays its own operating expenses.

Class F shares are subject to annual service and distribution fees of 0.25% and 0.75% of average daily net assets, respectively.
Class E shares are subject to annual service and distribution fees no greater than 0.30% of average daily net assets, respectively.
For the year ended July 31, 2017 commissions and sales charges paid by investors on the purchase of Fund shares totaled $7,933 of which $1,044 was retained by World Capital Brokerage, Inc. ("WCB"), an affiliated broker/dealer which serves as the underwriter and distributor of the Fund.

No payments were made by the Fund to WCB for brokerage commission on securities transactions.

Certain officers of the Fund are also officers of WCB and IRC. For year ended July 31, 2017, the Fund paid directors' fees of $559, expenses of $1,478, and the audit chair $230 for review.

For the year ended July 31, 2017, under an agreement with IRC, the Fund was charged $11,932 for the costs and expenses related to employees of IRC who provided administrative, clerical and accounting services to the Fund. In addition, the Fund was charged
$4,300 by an affiliated company of IRC for the rental of office space.

Series Two – Page 15

Commonwealth Fund Accounting, Inc., an indirect wholly-owned subsidiary of Commonwealth Shareholder Services, Inc., serves as the Fund’s fund accountant and, in that capacity, performs daily pricing and various other accounting services for the
Fund. Commonwealth Fund Services, Inc., also an indirect wholly-owned subsidiary of Commonwealth Shareholder Services, Inc., serves as the Fund’s transfer agent and dividend disbursing agent. . For the year ended July 31, 2017, the Fund incurred $8,000 and $1,095 in accounting and transfer agent fees, respectively. A Director of the Fund served as Treasurer and Director of
Commonwealth Shareholder Services, Inc. and resigned as a director on March 16, 2017. During his period as a director the Fund incurred $6,500 and $816 in accounting and transfer agent fees, respectively.

5. Federal Income Tax Matters
Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.
The Fund distributes net realized capital gains, if any, to its shareholders at least annually, if not offset by capital loss carryovers.
Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States. These differences are primarily due to the differing treatment of net operating losses, foreign currency and tax allocations. Accordingly, these permanent differences in the character of income and distributions between financial statements and tax basis have been reclassified to paid-in capital.
As of July 31, 2017 the components of accumulated gains on a tax-basis were as follows:

Unrealized depreciation	(14,557)
Post-October losses	(49,868)
(64,425)

Net capital losses incurred after October 31, and within the taxable year, are deemed to arise on the first business day of the fund’s next taxable year. At July 31, 2017, the fund deferred $49,868 of the post-October losses.

The tax character distributions paid during the year ended July 31, 2017 and July 31, 2016 was as follows:

	July 31, 2017	July 31, 2016
Long-Term Capital Gains	907,505	-
Return of capital	20,821	-
Total	928,326	-

American Growth Fund, Inc. Series Two is a diversified Mutual Fund that primarily invests in over-the-counter stocks of companies that are involved, in at least some way, in the legal cannabis business. Because the Fund follows industry diversification standards, it does not expect any impact as it relates to IRS Subchapter M or RIC diversification requirements. A checklist is employed when securities are purchased that acts as a tool to help ensure that industry diversification standards are maintained. A full explanation of the investment strategies that guides Series Two is available in its Statement of Additional Information which is available on its website, www.agfseries2.com, or by calling 800-525-2406.

6. Subsequent Events
In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure through the date these financial statements were issued.

7. Review of Affiliated Company’s Expenses – The Fund’s Audit Committee reviews, on a monthly and quarterly basis, the details of each expense incurred by the Fund in order to determine the appropriateness. These expense are then presented to the
Fund’s Board of Directors for review and approval at the next quarterly Board Meeting.
For the year ended July 31, 2017 the Fund paid to its affiliated companies, World Capital Brokerage, Inc. $18,835, Investment Research
Corporation $75,887, and Fidelity Leasing, Inc. $46,220 for both Series 1 and Series 2 for services they provided to the Fund and its shareholders. These payments resulted in these affiliated companies earning profits totaling World Capital Brokerage, Inc. $(696),
Investment Research Corporation $(62,330), and Fidelity Leasing, Inc. $(216) from both Series 1 and Series 2.

8. Cannabis Industry Risk – The cannabis industry is a very young, fast evolving industry with possible increased exposure to rule changes, changes in laws, increasing regulations, increasing competition which may cause businesses to suddenly close or businesses to shrink as well as the possibility that a company currently operating legally may suddenly find itself exposed to illegal activities. Series Two invests in over the counter securities and does not invest in the sale of cannabis or the activity of growing cannabis crops.

Series Two – Page 16

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and
Shareholders of
American Growth Fund, Inc. Series Two

We have audited the accompanying statement of assets and liabilities of American Growth Fund, Inc.,
Series Two (the “Fund”), a series of American Growth Fund, Inc., including the statement of investments, as of July 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting
Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2017, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of American Growth Fund, Inc. Series Two as of
July 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
September 29, 2017

Series Two – Page 17

Analysis of Expenses (unaudited)
As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end sales charges with respect to Class E shares; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. The tables below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The tables below are based on an investment of $1,000 invested on August 01, 2016 and held for the year ended
July 31, 2017.

Actual expenses
This table provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period.
To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an
$8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During the year".

For the year ended July 31, 2017

Actual
Total Return
	Without	Beginning	Ending	Expenses
	Sales	Account	Account	Paid During
	Charges(1)	Value	Value	The Period(2)
Class E	(23.79)%	$1,000.00	$652.71	$110.99

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class E shares.
(2) Expenses are equal to the annualized expense ratio of 14.53% for the Fund’s Class E shares.
Hypothetical example for comparison purposes
The table below provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other mutual funds. To do so, compare this 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of other mutual funds.
Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transaction costs were included, your costs would have been higher.

For the year ended July 31, 2017

Hypothetical
	Annualized	Beginning	Ending	Expenses
	Total	Account	Account	Paid During
	Return	Value	Value	The Period(1)
Class E	5.00%	$1,000.00	$897.40	$152.60

(1) Expenses are annualized expense ratio of 14.53% for the Fund’s Class E shares.

Series Two – Page 18

Allocation of Portfolio Assets (unaudited)
(Calculated as a percentage of Net Assets)
July 31, 2017
Sector Breakdown

Drug Manufacturers	23.06%
Biotechnologies	13.31%
Agriculture	10.26%
Application Software	6.76%
Medical Devices	6.67%
Industrial Products	5.26%
Personal Services	4.38%
Real Estate Services	2.79%
Computer Hardware	2.76%
Business Services	2.46%
Medical Diagnostics & Research	2.33%
Farm and Construction Equipment	1.74%
Packaging and Containers	1.66%
Tobacco	1.39%
Retail – Apparel & Specialty	1.28%
Conglomerates	0.96%
Consulting & Outsourcing	0.42%
Metals and Mining	0.13%
Investments - Common Stocks	87.62%
Cash and Receivables, less Liabilities	12.38%
Total Net Assets	100.00%

NOTICE TO SHAREHOLDERS at July 31, 2017 (Unaudited)
How to Obtain a Copy of the Fund’s Proxy Voting Policies

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling 1-800-525-2406 or on the SEC’s website at
http://www.sec.gov.

How to Obtain a Copy of the Fund’s Proxy Voting Records for the 12-Month Period
Ended June 30, 2017

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-800-525-2406. Furthermore, you can obtain the Fund’s proxy voting records on the SEC’s website at http://www.sec.gov.

Quarterly Filings on Form N-Q

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov. The Fund’s Form
N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Information included in the
Fund’s Form N-Q is also available by calling 1-800-525-2406.

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited) (as of July 31, 2017)
The day-to-day operations of the Fund are managed by its officers subject to the overall supervision and control of the board of directors. The Fund´s Audit Committee meets quarterly and is responsible for reviewing the financial statements of the Fund.
The following information about the interested directors2 of the Fund includes their principal occupations for the past five years:

Series Two – Page 19

			Principal	Number of	Other
Name, Address, and	Position(s) Held	Term of Office1	Occupation(s)	Portfolios in Fund	Directorships
		and Length of		Complex	Held by Director
Age	with Fund		During Past 5
		Time Served		Overseen by	for the Past Five
			Years	Director	Years
Principal financial
Timothy E. Taggart,			and accounting		Director of World
1636 Logan Street,	President,		officer, employee		Capital
Denver, CO	Director and	Since April 2004	of Adviser since	2	Brokerage, Inc.
DOB: October 18,	Treasurer		1983. See below		and Investment
1953			for affiliation with		Research
			Distributor.		Corporation
Owner of Opal
Gerald Opalinski,			Financial
		From August			Director of Manor
3465 Route 130 N,			Services. See
	Director	2013 to August		2	Bank until May
Harrison City, PA			below for
		2017			2017
DOB: June 28, 1953			affiliation with
Distributor.

The following information about the non-interested directors, officers and advisors of the Fund includes their principal occupations for the past five years:

			Principal	Number of	Other
Name, Address, and	Position(s) Held	Term of Office1	Occupation(s)	Portfolios in Fund	Directorships
		and Length of		Complex	Held by Director
Age	with Fund		During Past 5
		Time Served		Overseen by	for the Past Five
			Years	Director	Years

Eddie R. Bush, 1400	Director and
W. 122nd Ave., Suite	Audit Committee	Since September	Certified Public
100, Westminster, CO				2	None
DOB: December 31,	Chairman	1987	Accountant
1939	(financial expert)

Harold Rosen, 1		From December
Middle Road,			Owner of Bi-Rite
	Director	1995 to August		2	None
Englewood, CO			Furniture Stores.
DOB: July 4, 1927		2017
Mark Bomber, 1011

S. Valentia Street		Since August	United Airlines
#91, Denver, CO	Director			2	None
DOB: October 18,		2013	Flight Officer
1964
Darrell E. Bush, 2714
West 118th Ave,
Westminster, CO		Since September
	Director		Accountant	2	None
DOB: February 19,		2013
1971

Michael L. Gaughan,					World Capital
115 Carlisle Pl.,	Chief Compliance				Brokerage, Inc.
		Since September	Employee of the
Dorchester, NJ	Officer and			N/A	and Investment
		2004	Fund since 1995.
DOB: November 29,	Secretary				Research
1967					Corporation
Patricia A. Blum, 1636
Logan Street, Denver,			Employee of the		World Capital
	Vice President	Since June 2013		N/A
CO			Fund since 2001.		Brokerage, Inc.
DOB: June 27, 1959

Series Two – Page 20

1. Trustees and officers of the fund serve until their resignation, removal or retirement.
2. Timothy Taggart and Gerald Opalinski are "interested persons” of the Fund as defined by the Investment Company
Act of 1940 because of the following position which they hold.

Timothy Taggart is the sole shareholder, president and a director of Investment Research Corporation. He is also president and a director of World Capital Brokerage, Inc., the Distributor.
Gerald Opalinski is a registered representative of World Capital Brokerage, Inc.
None of the above named persons received any retirement benefits or other form of deferred compensation from the
Fund. There are no other funds that together with the Fund constitute a Fund Complex.
The Fund's Statement of Additional Information includes additional information about the Fund's trustees, and is available without charge upon request by calling 1-800-525-2406.

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

*On September 21, 2017 the Board of Director, including a majority of the Directors who are not interested persons of the Fund, met and after a full discussion of the reasons justifying continuing the current Investment Advisory
Agreement until the next in-person meeting of the Fund’s Board, voted to extend the current Investment Advisory
Agreement until a special meeting of the Board of Directors of the American Growth Fund, Inc. to be held October 31,
2017.

The process whereby the Board of Directors at its meeting on September 22, 2016, considered, approved extension for another year of the Investment Advisory Agreement between the Fund and Investment Research Corporation is described in detail in section of the Fund’s January 31, 2017, Semi-Annual Report to Shareholders entitled Board
Approval of Investment Advisory Agreement (Unaudited). If any Fund shareholder would like to receive another copy of this Semi-Annual Report, they can request one by contacting a Fund Shareholder Services Representative in writing at American Growth Fund, Inc. 1636 Logan Street, Denver, CO 8020,or by telephone at 800-525-2406.

Series Two – Page 21

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Series Two – Page 22

HYPOTHETICAL PERFORMANCE CHARTS (unaudited)
The following charts compare the change in value of a $10,000 investment in the American Growth Fund versus the Standard and
Poors Index. Returns reflect a sales load for Class E.
Performance data quoted represents past performance and is no guarantee of future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Current performance data to the most recent month end can be obtained by calling 1-800-525-2406.

Series Two – Page 23

American Growth Fund Returns
On 2/23/2011, the Fund introduced a new Series consisting of Class E shares. Class E shares are subject to a maximum front-end sales charge of 5.75%. The Fund may incur 12b-1 expenses up to an annual maximum of .30 of 1% on its average daily net assets of its Class E shares. The investment return and principal value of an investment will fluctuate so that the investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. This material must be preceded or accompanied by a current prospectus. If you have not received, or need a current prospectus, please feel free to call for one at 1-800-525-2406. Please read the prospectus carefully before investing. Period ending
07/31/2017.
For current month-end performance figures please call 1-800-525-2406.

Series Two	One Year	5	Year	Since Inception (February 23, 2011)
Class E without load	(23.79)%	(0.65)%		(2.50)%
Class E with load*	(28.17)%	(1.83)%		(3.40)%
*Includes a 5.75% sales charge based on a $10,000 initial purchase.

TRANSFER AGENT: Fund Services, Inc., 8730 Stony Point Parkway, Stony Point Bldg. III - Suite # 205, Richmond, Va. 23235
CUSTODIAN: UMB Bank NA Investment Services Group, 928 Grand Blvd, Fifth Floor, Kansas City, MO 64106
RETIREMENT PLAN CUSTODIAN: UMB Bank NA Investment Services Group, 928 Grand Blvd, Fifth Floor, Kansas City, MO 64106
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM: Tait, Weller & Baker LLP, 1818 Market St., Suite 2400, Philadelphia, PA
19103
LEGAL COUNSEL: Jones & Keller, 1999 Broadway, Suite 3150, Denver, CO 80202
UNDERWRITER/DISTRIBUTOR: World Capital Brokerage, Inc., 1636 Logan Street, Denver, CO 80203

OFFICERS AND DIRECTORS		INVESTMENT ADVISORS
Timothy E. Taggart	President and Director	Investment Research Corporation
Eddie R. Bush	Director	1636 Logan Street
Mark Bomber	Director	Denver, CO 80203
Darrell E. Bush	Director	OFFICERS AND DIRECTORS
Patricia A. Blum	Vice President	Timothy E. Taggart	President, Treasurer, and
Michael L. Gaughan	Chief Compliance Officer		Director
	and Corporate Secretary	Michael L. Gaughan	Vice President,
Secretary
and Director
		Patricia A. Blum	Vice President

9/2017

Series Two – Page 24